BRIDGES INVESTMENT FUND, INC.

SECOND QUARTER OR SEMI-ANNUAL

2003

CONTENTS OF REPORT

Pages 1 to 4	Shareholder Letter

Exhibit 1	Portfolio Transactions from April 1, 2003, through June 30, 2003

Exhibit 2	Quarter-to-Quarter Changes in Financial Data

Exhibit 3	Disclosure Controls and Procedures Report June 30, 2003

Pages F1-F13	Unaudited Financial Statements for the
Six Months Ended June 30, 2003

      This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund.  Such offering is made only by Prospectus, a copy of which may be obtained by inquiry to the
      Fund's office.

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BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Frederick N. Backer
Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Roger A. Kupka
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman and
Chief Executive Officer
Edson L. Bridges III	President and
Chief Investment Officer
Randall D. Greer	Vice President
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Auditors

Deloitte & Touche LLP
First National Tower
1601 Dodge Street, Suite 3100
Omaha, Nebraska 68102

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124
Special Counsel

Ballard Spahr Andrew & Ingersoll, LLP
1225 Seventeenth Street, Suite 2300
Denver, Colorado 80202

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July 21, 2003

Dear Shareholder:

Investment Results

Bridges Investment Fund, Inc. had a total return of 21.23% during the Second Quarter of 2003 based on a March 31, 2003, net asset value of $22.44 per share and a June 30, 2003, net asset value of $27.15 per share. On a calendar year-to-date basis for the period ending June 30, the Fund had a total return of 18.03%, and on a trailing 12-month basis for the period ending June 30, the Fund had a total return of 7.04%. By comparison, the S&P 500 had total returns of 15.39% for the Second Quarter, 11.75% for the first six months of the calendar year, and 0.25% for the trailing 12 months' period ending June 30, 2003.

The following table summarizes the 10 largest equity holdings in the Fund as of June 30, 2003:
		06/30/03%		% of	Price.	Price	EPS	EPS			EPS Lt.
No. of		Market	of	Total	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	QTD	12 Mos.	Gr. Rate	03 Vs. 02	2003	2004	Gr. Rate
53,500	Capital One	2,631,130	5.5%	5.0%	63.9%	-19.4%	30%	19%	10.5	9.4	18%
40,000	Altria	1,817,600	3.8%	3.4%	51.7%	4.0%	11%	1%	9.8	9.1	9%
60,000	Alcoa	1,530,000	3.2%	2.9%	31.6%	-23.1%	-1%	16%	23.6	15.5	11%
32,500	Best Buy	1,427,400	3.0%	2.7%	62.8%	21.0%	26%	7%	23.0	19.8	15%
165,000	Level 3 Comm	1,098,900	2.3%	2.1%	29.1%	125.8%		47%
30,000	Home Depot	993,600	2.1%	1.9%	36.0%	-9.8%	19%	11%	19.1	16.9	15%
15,000	Amgen	989,100	2.1%	1.9%	14.6%	57.4%	13%	33%	35.6	29.0	21%
250	First Natl. of Nebraska	987,500	2.1%	1.9%	28.9%	17.1%		11%
50,000	Gap	938,000	2.0%	1.8%	29.5%	32.1%	-24%	67%	20.8	17.9	15%
45,000	MBNA	937,800	2.0%	1.8%	38.5%	-5.5%	23%	13%	12.6	11.3	15%
		13,351,030	28.2%	25.4%

	Total Equities	47,425,777		89.6%

	Total Assets	52,953,790

The Second Quarter of 2003 was the best quarter for stock prices since the Fourth Quarter of 1999. During the quarter, the S&P 500 had a total return of 15.39%, while the Dow Industrials had a total return of 13.11%, and the NASDAQ Composite advanced 21.11%. The positive returns for equities during the Second Quarter of 2003 stand in stark contrast to the abysmal performance for stocks during the summer of 2002. During the Second Quarter of 2002, the S&P 500 had a total return of -13.18% before ultimately bottoming on October 9, 2002, at 768, down 31.5% for the year and off more than 50% from the high of August 31, 2000. From the October 9, 2002, bottom, the S&P 500 advanced 27.11% while the Fund posted a total return of 33.98%.

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Shareholder Letter                                          2                                                 July 21, 2003

The better performance of the market generally and the Fund specifically during the Second Quarter and since summer/fall of 2002 was driven by three primary factors: (1) the war in Iraq has been prosecuted more efficiently than the consensus expected; (2) by mid-March, valuations for stocks had generally reached the most attractive levels since the mid-90's, especially relative to interest rates; and (3) corporate earnings bottomed in 2002 and showed material improvement in the First and Second Quarters of 2003.

While the strong Second Quarter market performance of the Fund's stocks has reduced the significant undervaluation that existed at the lows reached in July and October of 2002 and March of 2003, we believe that at current price levels, the Fund's equities continue to offer good long-term appreciation potential, especially relative to the current level of interest rates. In the aggregate, the Fund's equities generally trade at or below the market multiple as measured by the S&P 500, and yet have both generated better financial performance than the market as a whole over the past five years and appear to offer the potential for better than average financial performance relative to the market over the next three-to-five years. The following table summarizes the Fund's equity portfolio valuation and financial performance metrics relative to the S&P 500:

Valuation Metrics	BIF Equities	BIF Equities Relative to S&P 500
Price/Est. 2003 EPS	17.1x	1.0x
Price/Book Value	2.5x	1.0x
Price/Sales	1.3x	0.9x
Price/Cash Flow	4.4x	0.7x
Dividend Yield	1.1%	0.6x

Financial Performance Metrics
Long-Term Earnings Growth (Projected)	18.2%	1.4x
Historical Earnings Growth	8.4%	0.8x
Historical Sales Growth	8.3%	3.3x
Historical Cash-Flow Growth	15.4%	2.3x
Historical Book-Value Growth	14.5%	2.2x

Although the Fund's management continues to expect the stock market environment to be choppy and volatile for the remainder of 2003 and into 2004, we believe the operating outlook for the Fund's companies is positive, and, consequently, the upside potential for the Fund's stocks, especially compared to the 3-4% interest rate levels for five and ten-year Treasury Notes, is attractive.

In the difficult economic and equity market environment that has characterized the past three years, we believe that the best strategy is to (1) continue to focus on identifying those companies with enduring business franchises, the ability to continue to generate above-average financial performance, and that have attractive valuation metrics and (2) maintain a long-term view with respect to our investment in such companies.

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Shareholder Letter                                                       3                                            July 21, 2003

History clearly shows that over time, the market rewards those companies that can generate strong financial performance for their shareholders in terms of driving stock price performance that reasonably approximates growth in underlying business value over time. We remain confident in the long-term prospects for the companies that currently are held in the Fund's portfolio.

Financial Statements

The Fund's unaudited financial statements appear on pages F-1 through F-13. The Schedule of Portfolio Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the Notes to Financial Statements are presented as of June 30, 2003. These pages comprise our basic report to you. In addition, please refer to Exhibits 1 and 2 for information about the Fund's portfolio transactions for the Second Quarter of 2003 and for the Fund's historical information with respect to net assets, shares outstanding, net asset value per share, dividends, and capital gains distributions from 1963 through 2002. Exhibit 2 also records quarterly information for the June 30, 2003, period compared to the June 30, 2002, results.

Cash Distributions

On July 8, 2003, the Board of Directors declared a $.06 per share dividend on the units of capital stock that were outstanding on July 8, 2003, the record date for this income distribution. This dividend amount will be payable on or about July 21, 2003. This dividend is composed from net investment income earned during the April-July, 2003, Quarter.

Actions by the Board of Directors

Anti-Money Laundering The Board of Directors adopted an anti-money laundering policy and procedures guideline document on July 8, 2003. These initiatives are designed to bring the Fund into compliance with provisions of the U.S.A. Patriot Act of 2001 and with regulations promulgated by banking and securities authorities. The Fund will be initiating certain changes in its application form for new shareholders, and there may be minor changes in the Prospectus to reflect the new procedures just adopted. A requirement to disclose proof of citizenship and date of birth will be some of the items that are addressed. Existing shareholders will not be impacted by the new policy.

Proxy Voting The Board of Directors adopted proxy voting policy and procedures guideline documents on July 8, 2003. These initiatives respond to new rules promulgated by the Securities and Exchange Commission in response to legislation and other events that unfolded during 2002. The substance of the policy and procedures will be to make reports on the choices made in voting each proxy solicited by every separate company for annual and special meetings. Our policy and procedure documents state the principles by which such decisions will be made. Any shareholder may request the management of the Fund to produce information on the manner in which the Fund's vote was cast for any shareholder meeting of a company represented in our portfolio, commencing with votes taken at meetings held after July 1, 2003.

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Shareholder Letter                                                    4                                            July 21, 2003

Copies Available You may request your copy of the anti-money laundering and the proxy voting documents by contacting Mrs. Mary Ann Mason, Corporate Secretary, at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68124. Mrs. Mason may be reached at 402-397-4700.

Disclosure Controls and Procedures Report

Regulations have become final regarding the SEC Form N-CSR. Therefore, management has included a Disclosures Controls and Procedures Report for an evaluation date of June 30, 2003, as Exhibit 3.

Appreciation

The Board of Directors and the officers of the Fund continue to appreciate your loyalty to our Company. The long-term success of investment policies and selections requires patience, and the bear market of 2000-2003 has called for as large a commitment to this mental stamina as for any time frame since the early 1930's. Fortunately, a sense of looking past currently visible problems toward positive, better times has entered the equity marketplace in recent months. Management believes this normal phenomenon for stock market recoveries should be sustained for the balance of 2003 and into next year, even if the present rally is corrected back from time to time to develop sound values.

Sincerely yours,

/s/ Edson L. Bridges III

Edson L. Bridges III, CFA

President

/s/ Edson L. Bridges II

Edson L. Bridges II, CFA

Chairman

ELBIII:ELBII:kjs

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Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

APRIL 1, 2003, THROUGH JUNE 30, 2003

Securities Common Stocks Unless Described Otherwise	Bought or Received $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

AES Corporation	20,000	80,000
Altria Group, Inc.	10,000	40,000
Capital One Financial	7,500	60,000
Carnival Corp. Class A	10,000	10,000
Centex Corp.	2,000	5,000
Cheesecake Factory (The)	10,000	10,000
ConAgra Foods, Inc.	10,000	10,000
Costco Wholesale Corp.	10,000	10,000
Electronic Data Systems Corp.	10,000	10,000
Equity Office Properties Trust 7.75% Series G Pfd.	5,000	5,000
Fifth Third Bancorp	5,000	10,000
Gannett, Inc.	5,000	5,000
General Electric Co.	10,000	10,000
Johnson Controls, Inc.	5,000	5,000
MBNA Corp.	10,000	45,000
Marsh & McLennan Cos.	5,000	5,000
Nucor Corp.	5,000	5,000
Omnicom Group, Inc.	2,000	10,000
Penney (J.C.) Co., Inc. 7.40% due 4-01-2037	250M	250M
Pfizer, Inc.	10,000	25,000
Public Storage 8% Pfd. Series R	5,000	5,000
Trinity Industries, Inc.	15,000	15,000
United Online, Inc.	10,000	15,000
Viacom Inc. Class B	10,000	10,000
Various Issues of Commercial Paper Notes Purchased during 2nd Quarter, 2003	13,887M	695M

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Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

APRIL 1, 2003, THROUGH JUNE 30, 2003

(Continued)

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

AES Corporation	10,000	70,000
Altria Corp.	10,000	30,000
Applied Materials	10,000	50,000
Berkshire Hathaway, Inc. Class B	50	350
Best Buy, Inc.	7,500	32,500
(1) CFB Capital II 8.20% Pfd.	5,000	--
Capital One Financial	6,500	53,500
Cheesecake Factory (The)	10,000	--
Devry, Inc.	20,000	--
EBAY, Inc.	500	7,000
Flextronics Int'l. Ltd.	5,000	60,000
Freddie Mac	3,000	15,000
Illinois Tool Works	5,000	--
Intel Corp.	5,000	30,000
Johnson & Johnson	2,000	15,000
Level 3 Communications	5,000	165,000
MDU Resources Group, Inc.	10,000	15,000
Medtronic, Inc.	10,000	--
Northern Trust Co.	5,000	5,000
Paychex, Inc.	10,000	10,000
Schwab, Charles Corp.	35,000	--
Southwest Airlines	15,000	--
Sun Microsystems, Inc.	5,000	30,000
TCF Financial Corp.	10,000	--
Target Corp.	3,000	20,000
(2) Tennessee Valley Authority Pars 6.75% Series D Pfd.	10,000	--
Tibco Software, Inc.	6,000	--
Tidewater, Inc.	13,000	--
U.S. Treasury Notes 7.25% due 5-15-2004	150M	--
U.S. Treasury Notes 7.50% due 2-15-2005	300M	--
Vodafone Group PLC - SPADR	5,000	30,000
West Corporation	7,815	35,000
Yum! Brands, Inc.	5,000	15,000
Various Issues of Commercial Paper Notes Maturing during 2nd Quarter, 2003	14,682M	--

(1)  Entire Issue called at par on April 4, 2003.

(2)  Put back to the issuer at par on June 2, 2003.

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Exhibit 2

BRIDGES INVESTMENT FUND, INC.
 SELECTED HISTORICAL FINANCIAL INFORMATION

                         Year End Statistics
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07 01 63	$ 109,000	10,900	$10.00	$-	$ -
12 31 63	159,187	15,510	10.13	.07	-
12 31 64	369,149	33,643	10.97	.28	-
12 31 65	621,241	51,607	12.04	.285	.028
12 31 66	651,282	59,365	10.97	.295	-
12 31 67	850,119	64,427	13.20	.295	-
12 31 68	1,103,734	74,502	14.81	.315	-
12 31 69	1,085,186	84,807	12.80	.36	-
12 31 70	1,054,162	90,941	11.59	.37	-
12 31 71	1,236,601	93,285	13.26	.37	-
12 31 72	1,272,570	93,673	13.59	.35	.08
12 31 73	1,025,521	100,282	10.23	.34	.07
12 31 74	757,545	106,909	7.09	.35	-
12 31 75	1,056,439	111,619	9.46	.35	-
12 31 76	1,402,661	124,264	11.29	.38	-
12 31 77	1,505,147	145,252	10.36	.428	.862
12 31 78	1,574,097	153,728	10.24	.481	.049
12 31 79	1,872,059	165,806	11.29	.474	.051
12 31 80	2,416,997	177,025	13.65	.55	.0525
12 31 81	2,315,441	185,009	12.52	.63	.0868
12 31 82	2,593,411	195,469	13.27	.78	.19123
12 31 83	3,345,988	229,238	14.60	.85	.25
12 31 84	3,727,899	278,241	13.40	.80	.50
12 31 85	4,962,325	318,589	15.58	.70	.68
12 31 86	6,701,786	407,265	16.46	.688	.86227
12 31 87	7,876,275	525,238	15.00	.656	1.03960
12 31 88	8,592,807	610,504	14.07	.85	1.10967
12 31 89	10,895,182	682,321	15.97	.67	.53769
12 31 90	11,283,448	744,734	15.15	.67	.40297
12 31 91	14,374,679	831,027	17.30	.66	.29292
12 31 92	17,006,789	971,502	17.51	.635	.15944
12 31 93	17,990,556	1,010,692	17.80	.6225	.17075
12 31 94	18,096,297	1,058,427	17.10	.59	.17874
12 31 95	24,052,746	1,116,620	21.54	.575	.19289
12 31 96	29,249,488	1,190,831	24.56	.55	.25730
12 31 97	36,647,535	1,262,818	29.02	.5075	.30571
12 31 98	48,433,113	1,413,731	34.26	.44	2.11648
12 31 99	69,735,684	1,508,154	46.24	.30	.91088
12 31 00	71,411,520	1,850,301	38.59	.40	.80880716
12 31 01	60,244,912	1,940,494	31.05	.26	-
12 31 02	45,854,541	1,989,769	23.05	.20	-

        Current Quarter Compared to Same Quarter in Prior Year
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

06 30 02	51,084,925	1,997,604	25.57	.040	-
06 30 03	52,953,790	1,950,710	27.15	.055	-

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Exhibit 3

Bridges Investment Fund, Inc.

Disclosure Controls and Procedures Report

Evaluation Date: June 30, 2003

The disclosure controls and procedures of Bridges Investment Fund, Inc. as defined in Rule 30a-2(c) under the Investment Company Act of 1940 are effective in the opinion of the Chief Executive Officer, Edson L. Bridges II, the President, Edson L. Bridges III, and the Treasurer, Nancy K. Dodge. These conclusions were reached independently by each person after performing the various monitoring activities as described in the Management Discussion & Analysis letter to shareholders dated January 23, 2003. A copy of this letter is available upon request to the Corporate Secretary.

There were no material deficiencies in the disclosure controls and procedures in effect for Bridges Investment Fund, Inc. as of the evaluation date. There were no material changes made to the disclosure controls and procedures for the Fund during the evaluation period, although a new procedure to require a rotating group of investment professionals within the investment manager's staff was initiated to formally review and approve the daily pricing of the Fund's portfolio during this evaluation period. Prior to this initiative, this daily price review procedure had been informal, usually performed by one investment professional.

The SEC has adopted a definition of "internal controls and procedures for financial reporting" in Rule 30a-2(d) of the Investment Company Act of 1940 as controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Exhibits to the Form N-CSR will include a copy of this report transmitted to the Fund's stockholders pursuant to Rule 30e-1 of the Investment Company Act of 1940. This report will be filed with the Securities and Exchange Commission in Washington, D.C. on or before August 31, 2003.

Respectfully submitted,

/s/ Edson L. Bridges II

Edson L. Bridges II

Chairman and Chief Executive Officer

Certifying Officer

/s/ Edson L. Bridges III

Edson L. Bridges III

President

Certifying Officer

/s/ Nancy K. Dodge

Nancy K. Dodge

Treasurer

Certifying Officer

ELBII:ELBIII:NKD:elc

Bridges Investment Fund, Inc.

Disclosure Controls and Procedures Report

Evaluation Date: June 30, 2003

The disclosure controls and procedures of Bridges Investment Fund, Inc. as defined in Rule 30a-2(c) under the Investment Company Act of 1940 are effective in the opinion of the Chief Executive Officer, Edson L. Bridges II, the President, Edson L. Bridges III, and the Treasurer, Nancy K. Dodge. These conclusions were reached independently by each person after performing the various monitoring activities as described in the Management Discussion & Analysis letter to shareholders dated January 23, 2003. A copy of this letter is available upon request to the Corporate Secretary.

There were no material deficiencies in the disclosure controls and procedures in effect for Bridges Investment Fund, Inc. as of the evaluation date. There were no material changes made to the disclosure controls and procedures for the Fund during the evaluation period, although a new procedure to require a rotating group of investment professionals within the investment manager's staff was initiated to formally review and approve the daily pricing of the Fund's portfolio during this evaluation period. Prior to this initiative, this daily price review procedure had been informal, usually performed by one investment professional.

The SEC has adopted a definition of "internal controls and procedures for financial reporting" in Rule 30a-2(d) of the Investment Company Act of 1940 as controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Exhibits to the Form N-CSR will include a copy of this report transmitted to the Fund's stockholders pursuant to Rule 30e-1 of the Investment Company Act of 1940. This report will be filed with the Securities and Exchange Commission in Washington, D.C. on or before August 31, 2003.

Respectfully submitted,

/s/ Edson L. Bridges II

Edson L. Bridges II

Chairman and Chief Executive Officer

Certifying Officer

/s/ Edson L. Bridges III

Edson L. Bridges III

President

Certifying Officer

/s/ Nancy K. Dodge

Nancy K. Dodge

Treasurer

Certifying Officer

ELBII:ELBIII:NKD:elc

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F 1

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2003

(Unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (89.5%)

Advertising 1.4%
Omnicom Group, Inc.	10,000	$ 654,802	$ 717,000

Airfreight & Logistics 1.0%
EGL, Inc. *	35,000	$ 466,542	$ 532,000

Aluminum 2.9%
Alcoa, Inc.	60,000	$ 1,701,327	$ 1,530,000

Application Software 1.2%
Fair Isaac and Company, Incorporated	12,000	$ 234,627	$ 617,400

Asset Management 1.5%
Northern Trust	5,000	$ 207,294	$ 208,000
State Street	15,000	62,367	591,000
		$ 269,661	$ 799,000

Auto Parts & Equipment 0.8%
Johnson Controls	5,000	$ 385,750	$ 428,000

Banks Diversified 1.4%
Wells Fargo	15,000	$ 515,731	$ 756,000

Banks Regional 2.9%
Fifth Third Bancorp	10,000	$ 486,522	$ 574,200
First National Bank Nebraska	250	401,835	987,500
		$ 888,357	$ 1,561,700

Biotechnology 1.9%
Amgen, Inc.*	15,000	$ 463,500	$ 989,100

Broadcasting & Cable 0.7%
Comcast Corporation Special Class A	12,000	$ 356,075	$ 347,880

Casinos & Gaming 1.7%
Harrah's Entertainment, Inc.*	22,000	$ 729,839	$ 885,280

Communications Equipment 2.5%
Cisco Systems, Inc.*	40,000	$ 361,396	$ 671,600
Nokia ADR	40,000	421,175	657,200
		$ 782,571	$ 1,328,800

Computer Storage/Peripherals 0.7%
EMC Corporation/MASS*	35,000	$ 494,601	$ 366,450

Computer Hardware 0.3%
Sun Microsystems, Inc.*	30,000	$ 595,357	$ 139,500

*Nonincome producing security

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F 2

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

JUNE 30, 2003
(Unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)
Conglomerates Industrial 0.5%
General Electric	10,000	$ 270,842	$ 286,800

Electronic Manufacturing Services 1.5%
Flextronics International*	60,000	$ 1,175,477	$ 625,800
Solectron Corporation*	50,000	595,457	187,000
		$ 1,770,934	$ 812,800

Finance Consumer 6.7%
Capital One Financial	53,500	$ 1,935,422	$ 2,631,130
MBNA Corporation	45,000	921,634	937,800
		$ 2,857,056	$ 3,568,930

Financial Services Diverse 0.8%
Citigroup	9,999	$ 481,932	$ 427,957

Financing Thrifts & Mortgage 1.4%
Federal Home Loan	15,000	$ 461,417	$ 761,550

Foods/Meats Packaged 0.4%
ConAgra Foods	10,000	$ 217,874	$ 236,000

Health Care Distributors 0.4%
Cardinal Health	3,000	$ 185,670	$ 192,900

Homebuilding 1.8%
Centex	5,000	$ 268,894	$ 388,950
Horton (D.R.)	20,000	407,704	562,000
		$ 676,598	$ 950,950

Hotels/Resorts/Cruise Lines 0.6%
Carnival Corporation	10,000	$ 253,072	$ 325,100

Hypermarkets & Supercenters 0.7%
Costco Wholesale	10,000	$ 317,415	$ 366,000

Insurance Brokers 0.5%
Marsh & McLennan	5,000	$ 263,250	$ 255,350

Insurance Multi Line 1.0%
American International Group	10,000	$ 566,397	$ 551,800

Insurance Property/Casualty 1.6%
Berkshire Hathaway Class B*	350	$ 492,609	$ 850,500

Internet Software & Services 1.0%
Retek*	25,000	$ 369,992	$ 157,500
United Online*	15,000	283,160	380,100
		$ 653,152	$ 537,600

*Nonincome producing security

-------------------------------------------------------------------------------------

F 3

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

JUNE 30, 2003
(Unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Investment Bank & Brokerage 2.9%
Goldman Sachs Group	8,000	$ 694,445	$ 670,000
Morgan Stanley	20,000	1,127,600	855,000
		$ 1,822,045	$ 1,525,000

Machinery Construction/Farming 0.5%
Trinity Industries	15,000	$ 274,782	$ 277,650

Merchandise General 1.4%
Target Corporation	20,000	$ 316,811	$ 756,800

Movies & Entertainment 0.8%
Viacom "B"*	10,000	$ 397,500	$ 439,300
Multi Utilities 1.8%
AES Corporation*	70,000	$ 844,949	$ 444,500
MDU Resources Group	15,000	351,556	502,350
		$ 1,196,505	$ 946,850

Oil & Gas Integrated 2.9%
BP PLC Sponsored ADR	19,000	$ 443,238	$ 798,380
Chevron/Texaco	10,000	340,535	722,000
		$ 783,773	$ 1,520,380

Pharmaceuticals 5.6%
Abbott Laboratories	15,000	$ 169,395	$ 656,400
Elan ADS*	15,000	371,827	84,600
Johnson & Johnson	15,000	338,948	775,500
Merck & Co., Inc.	10,000	208,985	605,500
Pfizer, Inc.	25,000	787,050	853,750
		$ 1,876,205	$ 2,975,750
Publishing 0.7%
Gannett Company	5,000	$ 393,980	$ 384,050

Restaurants 1.9%
Outback Steakhouse*	15,000	$ 509,594	$ 585,000
Yum! Brands*	15,000	381,691	443,400
		$ 891,285	$ 1,028,400

Retail Apparel 1.8%
Gap (The), Inc.	50,000	$ 521,360	$ 938,000

Retail Computers & Electronics 2.7%
Best Buy*	32,500	$ 739,697	$ 1,427,400

Retail Home Improvement 1.9%
Home Depot	30,000	$ 672,737	$ 993,600

*Nonincome producing security

---------------------------------------------------------------------------------------------

F 4

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

JUNE 30, 2003
(Unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Retail Internet 1.4%
EBAY, Inc.*	7,000	$ 453,620	$ 728,000

Semiconductors 3.4%
Altera*	30,000	$ 901,102	$ 492,900
Analog Devices*	20,000	753,090	696,400
Intel	30,000	503,898	624,300
		$ 2,158,090	$ 1,813,600
Semiconductor Equipment 1.5%
Applied Materials*	50,000	$ 911,013	$ 792,000

Services Data Processing 5.9%
Automatic Data Processing	20,000	$ 919,731	$ 677,200
Concord EFS	40,000	683,660	588,800
Electronic Data Systems	10,000	230,136	214,500
First Data	15,000	490,500	621,600
Fiserv, Inc.*	20,000	664,527	713,200
Paychex Inc.	10,000	247,774	293,900
		$ 3,236,328	$ 3,109,200

Services Diversified/Commercial 2.4%
Cintas Corporation	10,000	$ 350,987	$ 354,300
West Corporation*	35,000	687,401	932,750
		$ 1,038,388	$ 1,287,050

Soft Drinks 1.3%
PepsiCo.	15,000	$ 192,169	$ 667,500

Steel 0.5%
Nucor	5,000	$ 249,168	$ 244,250

Systems Software 1.5%
Microsoft	30,000	$ 266,000	$ 769,200

Telecommunications Services Integrated 2.1%
Level 3 Communications*	165,000	$ 1,362,169	$ 1,098,900
WorldCom, Inc.*	25,000	565,758	950
		$ 1,927,927	$ 1,099,850

Telecommunications Services Wireless 1.4%
Sprint PCS Group *	30,000	$ 629,783	$ 172,500
Vodafone Group ADR	30,000	772,993	589,500
		$ 1,402,776	$ 762,000

Tobacco 3.4%
Altria Group	40,000	$ 1,621,692	$ 1,817,600

TOTAL COMMON STOCKS		$41,350,809	$47,425,777

*Nonincome producing security

----------------------------------------------------------------------------------------

F 5

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

JUNE 30, 2003
(Unaudited)
Title of Security	Principal Amount	Cost	Fair Value
PREFERRED STOCKS (1.4%)

Banking and Finance 0.7%
Harris Preferred Capital Corp. 7.375% Series A	10,000	$ 250,000	$ 253,700
Silicon Valley Bancshares 8.25% Preferred Series I	5,000	125,000	124,995
		$ 375,000	$ 378,695

Financial Reits 0.5%
Equity Office Properties Trust 7.75% Series G Preferred	5,000	$ 134,766	$ 138,500
Public Storage 8.00% Series R Preferred	5,000	133,250	134,750
		$ 268,016	$ 273,250

Oil Comp. Exploration and Production 0.2%
Nexen, Inc. 9.275% Preferred Series I	5,000	$ 125,000	$ 128,500

Total Preferred Stocks		$ 768,016	$ 780,445

Total Stocks		$42,118,825	$48,206,222

DEBT SECURITIES (8.9%)

Auto Cars/Light Trucks 0.5%
General Motors Corporation 7.700% Debentures due April 15, 2016	$250,000	$ 252,320	$ 259,972

Electronic Components Conductors 0.6%
Applied Materials, Inc. 7.125% Senior Notes due October 15, 2017	$250,000	$ 256,472	$ 295,517

Energy Alternate Sources 0.4%
CalEnergy Co., Inc. 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 232,232

Finance Services 0.6%
MBNA Corporation 7.50% Senior Notes due March 15, 2012	$250,000	$ 268,125	$ 294,075

Hotels and Motels 0.6%
Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 301,845

Medical Wholesale Drug Distribution 0.6%
Cardinal Health, Inc. 6.75% Notes due February 15, 2011	$250,000	$ 260,689	$ 306,748

-------------------------------------------------------------------------------------------

F 6

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2003
(Unaudited)
Title of Security	Principal Amount	Cost	Fair Value
DEBT SECURITIES (Continued)

Retail Stores Department 1.0%
Dillard Department Stores, Inc. 7.850% Debentures due October 1, 2012	$150,000	$ 151,347	$ 144,345

Penney, (J.C.) Co., Inc. 7.40% due April 1, 2037	$250,000	263,750	264,510

Sears Roebuck & Co. 9.375% Debentures due November 1, 2011	$100,000	106,399	110,741
		$ 521,496	$ 519,596

Telecommunications 0.8%
Level 3 Communications, Inc. 9.125% Senior Notes due May 1, 2008	$500,000	$ 346,223	$ 445,000

Tobacco 0.5%
R.J. Reynolds Holding 7.250% Notes due June 1, 2012	$250,000	$ 260,975	$ 249,968

U.S. Government 2.0%
U.S. Treasury, 9.375% Bonds, due February 15, 2006	$200,000	$ 256,222	$ 240,500

U.S. Treasury, 8.750% Bonds, due November 15, 2008	$200,000	237,473	205,687

U.S. Treasury, 9.125% Bonds, due May 15, 2009	$200,000	234,910	213,906

U.S. Treasury, 7.500% Bonds, due November 15, 2016	$300,000	308,539	408,094
		$ 1,037,144	$ 1,068,187

Commercial Paper Short Term 1.3%
General Electric Credit Corporation Commercial Paper Note 0.870% due July 1, 2003	509,914	$ 509,914	$ 509,914

General Electric Credit Corporation Commercial Paper Note 0.920% due July 3, 2003	184,972	184,972	184,972
		$ 694,886	$ 694,886

TOTAL DEBT SECURITIES		$ 4,348,398	$ 4,668,026

TOTAL INVESTMENTS IN SECURITIES (99.8%)		$46,467,223	$52,874,248
CASH AND RECEIVABLES LESS TOTAL LIABILITIES (0.2%)			79,542
NET ASSETS, June 30, 2003 (100.0%)			$52,953,790

---------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2003
(Unaudited)

ASSETS
Investments, at fair value
Common and preferred stocks (cost $42,118,825)	$48,206,222
Debt securities (cost $4,348,398)	4,668,026
Total investments	$52,874,248

Cash	121,184
Receivables
Dividends and interest	119,445
Subscriptions to capital stock	220,796

TOTAL ASSETS	$53,335,673

LIABILITIES
Redemption of capital stock	$ 200
Purchase of Securities	268,457
Investment advisor, management and
service fees payable	65,646
Accrued operating expenses	47,580
TOTAL LIABILITIES	$ 381,883

NET ASSETS
Capital stock, $1 par value Authorized 6,000,000 shares, 1,950,710 shares outstanding	$ 1,950,710

Paid-in surplus	45,743,132
Net capital	$47,693,842

Net unrealized appreciation on investments	6,407,026
Accumulated undistributed net realized loss	(1,268,092)
Accumulated undistributed net investment income	121,014
TOTAL NET ASSETS	$52,953,790
===========

NET ASSET VALUE PER SHARE	$27.15
======

OFFERING PRICE PER SHARE	$27.15
======

REDEMPTION PRICE PER SHARE	$27.15
======

The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2003
(Unaudited)

INVESTMENT INCOME
Interest	$ 150,278
Dividends (Net of foreign withholding taxes
of $3,908)	307,466

Total Investment Income		$ 457,744

EXPENSES
Management fees	121,793
Custodian fees	17,179
Insurance and other administrative fees	15,184
Bookkeeping services	11,087
Printing and supplies	12,623
Professional services	19,324
Dividend disbursing and transfer
agent fees	15,285
Computer programming	4,500
Taxes and licenses	533
Independent directors expense and fees	8,292

Total Expenses		$ 225,800
NET INVESTMENT INCOME		$ 231,944

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS

Net realized loss on transactions in
investments	$ (814,235)

Net increase in unrealized appreciation/
(depreciation) of investments	9,036,354

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS		$ 8,222,119

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$ 8,454,063
		=============

The accompanying notes are an integral
part of these financial statements.

---------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND 2002
(Unaudited)
	2003	2002
INCREASE IN NET ASSETS
Operations
Net investment income	$ 231,944	$ 180,631
Net realized loss on
transactions in investments	(814,235)	(19,378)
Net increase/decrease in unrealized
appreciation of investments	9,036,354	(10,920,202)
Net increase/decrease in net assets
resulting from operations	$ 8,454,063	$(10,758,949)

Net equalization debits/credits	(1,742)	1,098

Distributions to shareholders from
Net investment income	(111,070)	(79,153)
Net realized gain from investments	--	--
Return of capital	--	--
Net capital share transactions	(1,242,002)	1,677,017

Total increase/decrease in net assets	$ 7,099,249	$ (9,159,987)

NET ASSETS:
Beginning of year	$ 45,854,541	$ 60,244,912

End of six months	$ 52,953,790 ============	$ 51,084,925 ============

The accompanying notes are an integral
part of these financial statements.

-------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2003

(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

    A.  Investments

              Security transactions are recorded on trade date.  Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at fair value based on quoted market prices.  Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market price represents the closing bid price.  The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and fair value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

	2003	2002	Net Change
Net unrealized appreciation (depreciation):

Aggregate gross unrealized appreciation on securities	$ 11,909,534	$12,134,099

Aggregate gross unrealized depreciation on securities	(5,502,508)	(9,912,908)

Net	$ 6,407,026	$ 2,221,191	$ 4,185,835
	============	============	=============

            The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

--------------------------------------------------------------------------------------

   B. Federal Income Taxes

          The Fund intends to comply with the requirements of the Internal
      Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
      Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

          For federal income tax purposes, the Fund has a capital loss carryover of $355,038 at December 31, 2002, which if not offset by subsequent capital gains will expire in 2009.  Also for federal income tax purposes, the Fund deferred the recognition of net capital losses incurred subsequent to October 31, 2002 ("Post

      October Losses") of $98,819.  These losses will be realized on January 1,

      2003.

   C. Distribution To Shareholders

         The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

   D. Equalization

         The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
      As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

   E. Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

      Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
    (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter,

---------------------------------------------------------------------------------------

    equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

      The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
    1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
    Adviser as specifically identified in the Investment Advisory Contract.   There
    were no amounts reimbursed during the year ended December 31, 2002.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

      Dividend disbursing and transfer agent services are provided by Bridges Investor
    Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
    Agent.

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the six months ended
    June 30, was:

	2003	2002

Other Securities	$ 6,169,171	$ 5,689,890
	===========	===========

      Net proceeds from sales of long-term investments during the six months ended June 30, were:

	2003	2002

United States government obligations	$ 653,485	$ 500,000
Other Securities	7,321,075	6,563,262
Total Net Proceeds	$ 7,974,560	$ 7,063,262
	===========	===========

Total Cost Basis of Securities Sold	$ 8,788,809	$ 7,084,367
	===========	===========

(5) NET ASSET VALUE

      The net asset value per share represents the effective price for all subscriptions and redemptions.

---------------------------------------------------------------------------------------

                                                                                        F-13

(6) CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:

	2003	2002

Shares sold	76,912	84,030
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	7,655	4,781
	84,567	88,811
Shares redeemed	123,626	31,702
Net increase/(decrease)	(39,059)	57,109
	========	========

      Value of capital stock issued and redeemed is as follows:

	2003	2002

Shares sold	$ 1,835,639	$ 2,459,345
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	183,314	142,468
	$ 2,018,953	$ 2,601,813

Shares redeemed	3,260,955	924,796
Net increase/(decrease)	$(1,242,002)	$ 1,677,017
	============	============

(7) DISTRIBUTIONS TO SHAREHOLDERS

       On July 8, 2003, a cash distribution was declared from net investment income accrued through June 30, 2003.  This distribution was calculated as $.06 per share.  The dividend will be paid on July 21, 2003 to shareholders of record on July 8, 2003.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------